Exhibit 99.1
FBR 2006 Growth Investor Conference June 1, 2006

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about NationsHealth, including statements regarding anticipated enrollment and private sector market opportunities in Medicare Part D programs, the data to be obtained by NationsHealth through enrollment bases, NationsHealth's continued enrollment efficiency, the potential success of our strategic partnerships and joint ventures, expansion of our current Part B reimbursement program and projected financial impact of the Medicare Part D program on NationsHealth; none of which should be construed in any manner as a guarantee that such results will in fact occur. Forward-looking statements are statements that are not historical facts. Such forward- looking statements, based upon the current beliefs and expectations of NationsHealth's management, and are indicated by words or phrases such as "anticipate". "estimate", "projects", "expect", "believe", and similar words or phrases are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: capacity to market our joint venture to current cardholders and future Part D enrollees; projections with respect to Part D enrollment and market opportunities; ability to maintain our existing customer base and our customers' desire to take advantage of our Part D services; our dependence on key personnel; continued access to enrollment bases; uncertainty in our costs incurred in administering the Part D program; our ability to grow our existing Part B reimbursement program; changes in Medicare, Medicaid, Tricare, Champus and any other state or national-based reimbursement program; changing interpretations of generally accepted accounting principles; outcomes of government reviews of NationsHealth's business practices; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which NationsHealth is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of medical products and pharmacy benefits; timing and market acceptance of new products sold by NationsHealth; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in NationsHealth's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, NationsHealth's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2006 and NationsHealth's other reports on file with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NationsHealth cautions investors not to place undue reliance on the forward-looking statements contained herein. These statements speak only as of the date of this presentation and NationsHealth assumes no obligation to update or revise the information contained herein.

AGENDA Business Overview Medicare Part D Operations Medicare Part B Operations Specialty Pharmaceutical/Oncology Operations Business Strategy

BUSINESS OVERVIEW

NATIONSHEALTH OVERVIEW Part D: Strategic partnership with CIGNA Health Care to provide Medicare Part D benefits. Key amendment effective in 2007. Part B: Prepare to assess and bid for CMS DME-CAP in 2007. Provides national Medicare Part B products and services to more than 114,000 patients. Partnership with Kmart to provide Medicare Part B products in retail stores. Fully licensed pharmacy and product distribution center. Specialty Distribution: Joint venture with AmerisourceBergen ("Amerisource") to deliver specialty pharmaceuticals to a patient's home or physicians office. Relationship still evolving as industry undergoes rapid changes. The Company also provides a national prescription discount card to more than 2.9 million individuals. The Company focuses on the healthcare needs of the senior population, providing national Medicare Part D & B and specialty distribution services

MEDICARE PART D OPERATIONS

MEDICARE PART D Senior Prescription Drug Coverage 2006 enrollment of approximately 180,000. CIGNATURE Rx Prescription Drug Plan originally operated in exclusive conjunction with CIGNA. Significant changes to the Part D Business Model for 2007.

NationsHealth / CIGNA 2007 Part D Business Model Non Exclusive Arrangement CIGNA has a patient commitment to NH through 2009. NH can leverage it's completed, custom built PDP servicing asset including 175+ licensed insurance agents to service other providers. NH maintains rights to cross sell CIGNA PDP Base Part B services and specialty pharmaceuticals. NH to provide Marketing, Enrollment and Member Services on a "Cost Plus" basis. Eliminates need for significant capital investment into the program. Eliminates operating losses driven by the marketing expense of open enrollment.

PART D ECONOMICS & INITIATIVES 2006 Part D segment profitable in both Q3 & Q4. 2007+ Operate under "Cost Plus" model, including CIGNA committed minimums through 2009. Capability to provide services for additional Medicare Part D sponsors: Consistently prepared to meet all federal requirements and service levels. Over 175 Licensed Insurance Agents for Enrollment activity.

MEDICARE PART B OPERATIONS

MEDICARE PART B Beneficiaries choose to join Part B and pay a monthly premium to receive this additional coverage. Part B covers physician office visits, outpatient hospital care, durable medical equipment, and a limited number of medications. Part B generally pays for 80% of the cost of covered services, the beneficiary or secondary insurer is responsible for the remaining 20%. NationsHealth offers its patient base a variety of pharmacy and durable medical products covered under Medicare Part B.

HOME DELIVERY OF MEDICAL SUPPLIES NationsHealth directly markets to Medicare-eligible seniors via television and print advertising. Patients can receive the same products at home without an upfront cash outlay. The Company's call centers receive calls, process applications and collects health data from each patient; our proprietary database includes data on over 2,900,000 individuals. NationsHealth bills Medicare for 80% of the charge and the customer or the customer's secondary insurer for the 20% co-payment.

UNIQUE RETAIL CHANNEL PARTNERSHIP PROGRAM NationsHealth Medicare members are able to pick-up Part B diabetes supplies at any Kmart retail pharmacy with no out of pocket expense. Program currently operating in over 1,100 Kmart pharmacies. Provides alternative patient acquisition channel at a very low cost. Program may expand into additional retailers and expand its Part B product offerings.

DIABETES SUPPLY OUTLOOK No growth in Q1 2006 as the company's marketing effort was focused on the Medicare Part D initiative. The impact of increasing cost efficiencies and growth become apparent in Q3 - Q4 2006. Industry valuation of Medicare diabetic patients increasingly attractive. Competitive bidding process signals major opportunity to increase market share.

SPECIALTY PHARMACEUTICAL & ONCOLOGY OPERATIONS

NATIONSHEALTH SPECIALTY Rx Joint venture with US Bio Services Corporation/AmerisourceBergen Corp. NationsHealth, Inc. owns 51% AmerisourceBergen Corp. owns 49% Accepted by Medicare as one of a few CAP vendors, but declined as was not found to be economically viable. Will offer specialty pharmaceutical and oncology medications to: Existing 2.9 million cardholders Part D and B enrollees Managed Care Organizations Other

BUSINESS STRATEGY

BUSINESS SUMMARY Current Senior Healthcare Landscape Nationwide Part D enrollment above CMS expectations. Medicare Part D Services Model allows NationsHealth to leverage it's sales and service asset while maintaining CIGNA relationship. Medicare Part B Services Profitable business line further drives affinity. Additional Part B products and services to come. Discount Card Business Remains viable in the non-Medicare segment and allows cross selling other products. Specialty Pharmaceutical Distribution Declined CAP participation due to economics, will grow in a slow albeit non-capital intensive manner. Summary NH will focus on growing it's business segments and partnerships in a disciplined manner with a focus on becoming profitable.

FBR 2006 Growth Investor Conference June 1, 2006